UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6[e][2])

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BERKSHIRE HATHAWAY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Your Vote Counts!

BERKSHIRE HATHAWAY INC.

2024 Annual Meeting

Vote by May 3, 2024

11:59 PM ET

You invested in BERKSHIRE HATHAWAY INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2024.

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Berkshire Hathaway Annual
Point your camera here and	Meeting*
vote without entering a	May 4, 2024
control number
CHI Health Center Omaha
455 North 10th Street
Omaha, Nebraska
*For more information, go to
www.berkshirehathaway.com/sharehold.html

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items									Board Recommends

1.	Election of Directors

	Nominees:

	01)	Warren E. Buffett	05)	Stephen B. Burke	09)	Charlotte Guyman	13)	Wallace R. Weitz	For
	02)	Gregory E. Abel	06)	Kenneth I. Chenault	10)	Ajit Jain	14)	Meryl B. Witmer
	03)	Howard G. Buffett	07)	Christopher C. Davis	11)	Thomas S. Murphy, Jr.
	04)	Susan A. Buffett	08)	Susan L. Decker	12)	Ronald L. Olson

2.	Shareholder proposal regarding how the Company intends to measure, disclose and reduce GHG emissions associated with its underwriting, insuring and investing activities.								Against

3.	Shareholder proposal requesting that the Board of Directors disclose in a consolidated annual report GHG emissions data by scope, as well as progress toward its net-zero decarbonization goal, for Berkshire Hathaway Energy.								Against

4.	Shareholder proposal regarding the reporting on the effectiveness of the Corporation’s diversity, equity and inclusion efforts.								Against

5.	Shareholder proposal requesting that the Board of Directors form a Railroad Safety Committee of independent directors.								Against

6.	Shareholder proposal requesting that the Board seek an audited report assessing how applying the findings of the Energy Policy Research Foundation would affect the assumptions, costs, estimates and valuations underlying the Company’s financial statements.								Against

7.	Shareholder proposal requesting that the Company report annually on the nature and extent to which the Company’s operations depend on and are vulnerable to China.								Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, including the shareholders meeting credential request form (on the reverse side), vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Instructions for Mailing Credential Order Form:

1. Complete the Credential Order Form below.

2. Place the completed Order Form in an envelope.

3. Mail the envelope to:

Berkshire Hathaway Inc.

Attn: Mailing Credentials

3555 Farnam Street

Omaha, NE 68131

Please make sure to address envelope exactly as indicated above.

CREDENTIAL

REQUEST FORM

INSIDE

Berkshire Hathaway Inc.

2024 Shareholders Meeting

Credential Order Form

Saturday, May 4

Please send Credentials for the 2024 Shareholders

Meeting to the following address: (please print clearly)

Name

Address	# of Credentials

City, State

(Maximum of 4)
Zip

Meeting Credentials will NOT be returned via overnight delivery

(Regardless of payment arrangment).

MUST BE PLACED IN AN ENVELOPE FOR MAILING